                                The Barrett Funds

                   Supplement dated September 29, 2003 to the
                        Prospectus dated October 30, 2002

The  Investment  Advisor and Portfolio  Management  Team section on pages 4-5 is hereby replaced with the following:

Barrett  Associates,  Inc., 90 Park Avenue,  New York,  NY 10016,  serves as the investment  advisor for the Fund and is responsible  for managing the investment of  the  Fund's  portfolio  of  securities.  As  investment  advisor,  the  firm identifies  companies  for  investment,  determines  when  securities  should be purchased  or sold by the Fund,  and  selects  brokers  or  dealers  to  execute transactions for the Fund's portfolio.

Barrett  Associates,  a subsidiary  of Legg Mason,  Inc.,  Baltimore,  MD, since
February 5, 2001, was founded in 1937 and currently manages  approximately  $1.7 billion of client  assets,  of which  approximately  $1.2 billion is invested in
equity  securities.   The  firm  has  approximately  800  client  relationships,
including  families,   individuals,   foundations  and  other  organizations  or
entities.  Many of the client  relationships are in their third generation.  The
Fund  was  organized  in  order  to  provide  investors  with  a  cost-efficient
opportunity  to  invest  according  to  Barrett  Associates'   long-term  equity
investing  philosophy of "Growth at a Reasonable  Price," without being required to maintain a large account balance.

Barrett  Associates  uses a team  approach for security  selection  and decision making. The seven members of the portfolio  management team, which is led by the firm's Chief Investment Officer, Robert J. Voccola, average over twenty years of investment  management  experience  per person and have a significant  ownership interest  in the  firm.  The  following  are the names  and  backgrounds  of the portfolio managers.

John D. Barrett II
Chairman and Chief Executive Officer
A graduate of Yale  University,  Mr. Barrett  received his M.B.A.  from New York
University,  and has over thirty years of experience in investment  research and management.  Mr. Barrett became a controlling  stockholder of Barrett Associates in 1970. Prior to joining Barrett Associates, he was a partner at Clark, Dodge &
Co. Mr. Barrett is responsible for portfolio management and firm policy, as well as for managing many client relationships. Mr. Barrett also serves as a Director of various Morgan Stanley mutual funds.

Robert E. Harvey, C.F.A.
President and Chief Operating Officer
Mr.  Harvey  graduated  from  Bowdoin  College,  received  an  M.B.A.  from  the
University of Virginia, and has over twenty-five years of investment experience.
From 1976  until  1991,  he served as an  officer  and a  Managing  Director  at
Scudder,  Stevens and Clark where he was the  portfolio  manager for the Scudder
Growth and Income Fund and the AARP Growth and Income Fund. Mr. Harvey served as
Director of U.S.  Equities at Bessemer  Trust from 1991 until 1993.  Mr.  Harvey joined  Barrett  Associates  in  1994,  and is  currently  responsible  for firm management, portfolio management, new services and marketing.

James R. Rutherford
Advisory Managing Director
Mr.  Rutherford  graduated  from Miami  University of Ohio and pursued  graduate studies  at New York  University.  He has over  thirty  years of  experience  in investment research and management. Prior to joining Barrett Associates in 1973,
Mr.  Rutherford was a Portfolio  Manager at  Manufacturers  Hanover Trust and at
Clark,  Dodge & Co. Mr. Rutherford serves as a portfolio manager and analyst and specializes in research  concerning the financial  services,  basic industry and consumer products sectors.

Robert J. Voccola, C.F.A.
Chief Investment Officer and Managing Director
A graduate of Lehigh  University,  Mr. Voccola received an M.B.A.  from Columbia
University Graduate School of Business,  and has over thirty years of investment experience.  Prior to joining  Barrett  Associates  in 1987,  Mr.  Voccola was a
Securities  Analyst at Clark,  Dodge & Co. and  Director of  Individual  Account
Management  at  Bernstein-Macaulay.  Mr.  Voccola is Barrett  Associates'  Chief
Investment  Officer,  and a portfolio  manager and analyst  specializing  in the areas of technology, telecommunications and information services.

Peter H. Shriver, C.F.A.
Managing Director
Mr. Shriver is a graduate of Drake  University and received his M.B.A.  from New
York  University.  Mr. Shriver  joined  Barrett  Associates in 1989 and provides portfolio  management  and  securities  research  in  the  healthcare,  consumer products & services,  information services, financial and international sectors.
Immediately  prior to  joining  Barrett  Associates,  Mr.  Shriver  served  as a
Securities Analyst at Peter B. Cannell and Co. and was a Mergers and Acquisition
Specialist at Henry Ansbacher from 1986 until 1989.

Peter J. McCarthy, C.F.A.
Managing Director
Mr. McCarthy is a graduate of C.W. Post College and received an M.B.A. from Long
Island  University.  Mr.  McCarthy  joined  Barrett  Associates  in 2001  and is responsible for analyzing  companies in the financial service and basic industry sectors.  Prior to joining  Barrett  Associates,  Mr.  McCarthy  was Senior Vice
President at Mitchell  Hutchins Asset  Management,  where he was responsible for all  institutional  equity and balanced  portfolios,  client  relationships  and research. At Valenzuela Capital Management from 1993-1996, he contributed to the growth of assets  from $400  million  to $1.1  billion.  From 1985 to 1993,  Mr.
McCarthy served as Vice President and Portfolio Manager overseeing $2 billion of equity  and  balanced  portfolios  at Lazard  Freres.  Beginning  his  portfolio management career at  Bernstein-Macaulay in 1975, Mr. McCarthy was also Director of Research.

Christina Bater, C.F.P.
Managing Director
Ms. Bater joined Barrett Associates in 1984 after graduating from the University of Buffalo. She served as a Portfolio  Administrator,  Trader and Client Service
Specialist   until  1992,  at  which  time  she  assumed   securities   research
responsibilities.  Ms. Bater currently is responsible for portfolio  management, as well as research of  companies  in the energy,  retailing  and  distribution, media and basic industry sectors.

The Fund pays Barrett Associates a monthly investment advisory fee at the annual rate  of  1.00%  of the  Fund's  average  daily  net  assets.  However,  Barrett
Associates has  contractually  agreed through October 31, 2003 to waive all or a portion of the advisory  fee, or to assume as its own expense  certain  expenses otherwise  payable  by the  Fund in  order  to limit  the  Fund's  total  annual operating  expenses to 1.25%.  After October 31, 2003,  Barrett  Associates  may
determine to continue to control Fund operating  expenses under a contractual or voluntary  arrangement,  or it may end the  arrangement.  When the Fund's assets grow to a point where fee waivers are no longer  necessary,  Barrett  Associates may seek to recoup amounts it waived.  Barrett Associates shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived.

               Please retain this Supplement for future reference.